Exhibit 99.01

Executive Summary

September 2014

Contact Information:

Energy Telecom, Inc.
St. Augustine, Florida, USA
Phone: (904) 891-8995
www.energytele.com

Mr. Tom Rickards
President
trickards@energytele.com
Skype: tom.rickards77

This document contains proprietary information of Energy Telecom and cannot be reproduced, distributed, or printed without written permission from Energy Telecom.

Executive Summary, September 2014

Mission Statement

To monetize our global utility patent portfolio with claims covering nearly all features of Intelligent Eyewear (IE) in the pipeline from major technology providers, including Google, Microsoft, Samsung and Sony.  We have had preliminary discussions with, and continue to seek out, intellectual property (IP) management/exploitation firms and investment groups that are interested in discussing transactions that can exploit our IP to achieve maximum shareholder value.

We consider our IP in three tiers, with each tier building upon the successful claims in the prior tier, as follows:

Tier	Description

I	Hearing Protection and Communication Eyewear.
II	Communication Eyewear with Advanced Audio Control and Option for Wireless Earpieces.
III	Awareness, Connectivity, and Safety Eyewear Providing Advanced Biometric and Situational Awareness to Impart Knowledge and Entertainment to the Wearer.

Our IP is owned outright by Energy Telecom and is not encumbered by royalties, licenses, liens or contractual rights.

The Problem

Modern society has developed so that people require constant access to the world of information they require, especially when mobile.  The problem is those mobile users must still hold their information source to their ears with their hands, or use messy earplugs and cords, and then only to receive audio information.  The current crude methods of people receiving information into their ears and eyes date back hundreds of years.  Additionally, information users require a rapidly increasing awareness of the conditions around them, and their locational status, as do others far from the users.

Solution

All of our issued and pending patents are utility patents and provide superior protection against possible infringement.  Our tier I and tier II IP covers delivery of sound, communication and intelligence through the ear canal.  Our tier III issued and pending patents cover the delivery of a wide range of information, which can include environmental data, locational and situational status of the user, locational data of potentially hazardous objects near the user, as well as biometric data.  IE protected by our patents also includes delivery of entertainment, and the exchange of optical and audio information to and from the wearer through optical display and audio means, including high-fidelity stereo music.

In connection with our tier I and tier II IP and as part of a pilot program to introduce on a wide-scale global basis the idea of IE, we independently developed the world's first hands-free two-way, sound attenuating wireless telecommunication eyewear.  This professional eyewear is currently being licensed and distributed by Honeywell International, and has been available since 2012. The eyewear is designed for use on a recreational and professional basis.  Our recreational eyewear (currently licensed and distributed by Blaupunkt Personal Audio) is equipped with wireless two-way Bluetooth voice communication capable of streaming high-fidelity stereo music from any Bluetooth enabled device. It contains built-in dual microphones to cancel out background noise and noise-isolating ear plugs. Our professional model is similar to the recreational model, but contains additional safety features and is intended to be marketed to the Personal Protective Equipment (PPE) markets for use by police, fire, rescue, military and security personnel as well as companies in bio-hazardous, mining, construction and heavy manufacturing.

Honeywell International Inc., acting through its Honeywell Safety Products business unit, has been selling our communication eyewear, primarily in the PPE markets, under its branded ‘ICOM’ name in Europe and UVEX branded ‘AcccoustiMaxx’ in the United States.

In January 2014, Blaupunkt Personal Audio, LLC introduced a version of the eyewear optimized for consumer mobile entertainment and voice communications. The eyewear is being sold worldwide under the ‘Blaupunkt’ brand.

Eyewear sold under our tier I and tier II IP allowed us to prove our concept, take the product to market and engage in significant product testing and refinement. It should be noted that our IP is not limited to glasses or eyewear, but includes any type of lens of any type of see-through material in front of the wearer’s face, including googles, shields and masks.

However, with the issuance of the first utility patent for our tier III IP in June 2014, and filing of our immediate continuation-in-part (CIP) patent application that enlarges the scope of IE covered by our claims, we began focusing on maximizing the opportunities this patent provides for the newly emerging IE market. We believe there is significant value therein and intend to monetize our IP.

Our Advantage

Our patents are “first rung” utility patents that cover eyewear of any kind with primary first claims describing “len(s), delivering of “sound to the ear” through the only viable method –to the ear canal-, “communication”, and now intelligence, i.e. the wearers condition and orientation, movements, the environment around the eyewear user, and, the ability to exchange the information bi-laterally with remote sources.

It should be noted that while many other possible competitors file patent applications describing and showing IE with in-ear delivery, they concentrate on an entire world of potential optical delivery, but do not include that delivery of in-ear audio in their claims.  This issue has been overlooked by others to their detriment. Energy Telecom did not overlook this critical factor in its Tier II and II utility patents.

As a result, we believe that our IP will cover almost all conceivable intelligence being gathered and presented to the wearer, and to other people/systems on a remote basis.

Competition

The IE market is quickly developing, and major technology companies are in various stages of producing products.  Google is currently selling its Google Glasstm, and Microsoft, Samsung and Sony have announced IE products that are expected to be available in the near future.  Other large companies are expanding into the larger wearable technology market.

There are also many start-ups and emerging companies that are attempting to combine the value of Intelligent Eyewear with other markets.  For example, DAQRI has announced plans to merge IE with the PPE market with its Smart Helmet. This market segment, while new, is rapidly expanding as the PPE markets demand more intelligence, protection, and communication at work.

We have, through our IP counsel, put potential competitors on notice as to our intellectual property rights and made clear that we will enforce our rights against any infringing products.  We and our IP counsel monitor the markets for Intelligent Eyewear that might possibly infringe on the Company’s IP, and enforce our rights accordingly. We have previously stopped companies from selling possibly infringing foreign-made communication eyewear.  Recently, Google contacted us about helping with a PPE model of their Google Glass, which we declined to do.

Executive Summary, September 2014

THREE EXAMPLES OF MARKETS IN WHICH WE EXPECT THIRD GENERATION IE WILL BE USED, AMONG MANY OTHERS:

Sight and Hearing Impaired

One particular market channel, out of many wearable technology markets covered by our patents, that we believe our tier III IP can have a significant impact on is those who are sight or hearing impaired.  We believe that our IE eyewear, alone or with applications from third parties, will have the ability to do the following:

●	Read text of lectures or of ongoing conversations in a room without needing to have visual line of site;
●	Speech to text processes;
●	Real-time translation of foreign languages being spoken, with the earplugs blocking out the foreign language;
●	Processors to alert to alarm noises, honking horns and the safety related volume, urgency, proximity and vector information can be sent to audio, vibratory, and/or visual inputs;
●	Vibration devices in the eyewear can signal to blind people obstacle locations – left, right, front;
●	IE at the side of the neck to have Braille words “imprinted” (by shifting mechanical or air-puff devices) and “read” against their skin; and
●	A cell phone attachment to have a braille reader screen for text messages.

Medical industry

Hospital/Doctor’s offices:

●	Display of medical records through video or static display;
●	Internet access to records and diagnosing aids;
●	Determine presence of harmful radiation or gases, and notify wearer though sound or visual aids;
●	Report unsafe conditions around the wearer to remote supervisory and/or monitoring locations;
●	Determine condition and state of the wearer (prone for too long, as just one example) and reporting to remote locations, for assistance;
●	Use in venues requiring ‘splash’ protection for the eyes;
●	Maintain constant contact with supervisors and peers; and
●	Display of important text messages.

Dentistry (UVEX PPE eyewear already used in Dentist’s offices today):

●	Dentist or technician can speak to the patient through the eyewear;
●	Patients watch live video of procedure;
●	Patients watch instructive videos or movies during lengthy procedures;
●	Use by patients during cleaning and other work, to protect eyes; and
●	Patients listen to soothing music.

Executive Summary, September 2014

High Fidelity Stereo Music in Conjunction with Outdoors Activities

The Blaupunkt high-fidelity sound model currently available for sale already is able to deliver concert-hall quality through advanced audio drivers, more expensive disposable ear plugs, advanced noise suppression, and proprietary audio control software program.

Outdoors recreation, including:

●	Biking;
●	Jogging;
●	Hiking;
●	Beach use;
●	Hunting;
●	Skiing;
●	Maintaining contact with others through display of text or video messaging;
●	While in use in any of the above, receiving weather updates, and monitoring body output (heart, pulse, etc.) during use; and
●	Determining condition and state of the wearer (prone for too long, as just one example) and reporting to remote locations, for assistance.

Casual use, including:

●	Outdoor casual ‘hanging out’ alone or with friends;
●	Watching short videos; and
●	Watching movies while outdoors.

Executive Summary, September 2014

INTELLECTUAL PROPERTY OF ENERGY TELECOM, INC. WWW.ENERGYTELE.COM

Invention Title	Country Name	Type	Status	File Number	App Number	Filed Date	Pat Number	Issue Date	Expiration Date
FAMILY III									
COMMUNICATION EYEWEAR PROVIDING ADVANCED ZONE OF SAFETY CAPABILITY									
	World Intellectual Property Organization (WIPO / PCT)	PCT	Published	4.853.13	PCTUS1369994	14-Nov-2013	WO 2014/09292	19-Jun-2014	N/A
	United States of America	ORD	Granted	1.135.12	13/713,789	13-Dec-2012	8744113	03-Jun-2014	13-Dec-2032
	(Abstract: Provide a 'Zone of Connectivity, of Awareness, of Safety' around the eyewear wearer.)								
	United States of America	CIP	Pending	1.135-A.14	14/192,220	27-Feb-2014			
	(Abstract: Extends the 'Zone of Safety' to all areas of exposure including routine walks of life.)								
FAMILY II									
COMMUNICATION EYEWEAR WITH ADVANCED AUDIO CONTROL AND THE OPTION OF WIRELESS EARPIECES									
	Australia	PCT	Pending	4.359-A.12	2010347741	10-Mar-2012			
	Canada	PCT	Pending	4.359-B.12	2791531	29-Aug-2012			
	China (Peoples Republic)	PCT	Published	4.359-C.12	2010800652024	05-Sep-2012			
	European Patent Convention	PCT	Published	4.359-D.12	108475823	10-Mar-2010			
	Japan	PCT	Published	4.359-E.12	2012557012	10-Sep-2012			
	Korea, Republic of	PCT	Pending	4.359-F.12	1020127023357	06-Sep-2012			
	United States of America	ORD	Granted	1.689.08	12/283,029	09-Sep-2008	8243973	14-Aug-2012	19-Apr-2031
	United States of America	CIP	Granted	1.689-A.12	13/585,430	14-Aug-2012	8588448	19-Nov-2013	9-Sep-2028
	United States of America	CIP	Pending	1.689-B.13	13/921,606	19-Jun-2013			
	United States of America	CIP	Pending	1.689-C.14	14/200,612	07-Mar-2014			
	(Abstract: Provides for tethered or untethered earpieces and extended areas of recharging locations.)								
FAMILY I									
HEARING PROTECTION AND COMMUNICATION EYEWEAR									
	Australia	PCT	Granted	4.987.00	63215/98	10-Feb-1998	759466	31-Jul-2003	10-Feb-2018
	Canada	PCT	Granted	4.988.00	2314348	10-Feb-1998	2314348	20-Oct-2009	10-Feb-2018
	China (Peoples Republic)	PCT	Granted	0.177083333	98814068	10-Feb-1998	ZL988140675	21-Jul-2004	10-Feb-2018
	European Patent Convention	PCT	Granted	4.989.00	98907400	10-Feb-1998	1060433	25-Nov-2009	10-Feb-2018
	France	EPP	Granted	4.989.00	98907400	10-Feb-1998	1060433	25-Nov-2009	10-Feb-2018
	Germany	EPP	Granted	4.989.00	98907400	10-Feb-1998	1060433	25-Nov-2009	10-Feb-2018
	Italy	EPP	Granted	4.989.00	98907400	10-Feb-1998	1060433	25-Nov-2009	10-Feb-2018
	Spain	EPP	Granted	4.989.00	98907400	10-Feb-1998	1060433	25-Nov-2009	10-Feb-2018
	United Kingdom	EPP	Granted	4.989.00	98907400	10-Feb-1998	1060433	25-Nov-2009	10-Feb-2018
	United States of America	ORD	Granted	1.474	08/709,359	06-Sep-1996	5717479	10-Feb-1998	06-Sep-2016
	United States of America	CIP	Granted	1.610-A.97	08/965,557	06-Nov-1997	6012812	11-Jan-2000	06-Sep-2016
	United States of America	CIP	Granted	1.610.97	10/339,026	09-Jan-2003	6950531	27-Sep-2005	14-Sep-2016
	United States of America	CIP	Granted	1.610-B.05	11/090,443	25-Mar-2005	7133532	07-Nov-2006	17-Sep-2016

Executive Summary, September 2014

FIRST GENERATION ENERGY TELECOM IE, CURRENTLY SOLD BY HONEYWELL AND BLAUPUNKT IN 13 COUNTRIES:

Executive Summary, September 2014

Honeywell ICOM™ - Safety Eyewear

Honeywell ICOM™ eyewear provides premium eye protection combined with the latest Bluetooth technology for faster and better communication. This hands-free communication allows workers to focus on the task at hand, keeping them safer and more productive on the job.
Perfect for work environments where protection and communication is essential.

Honeywell ICOM is the ideal solution for those working in manufacturing, utilities, drivers/transportation and construction industries just to name a few examples.

Vision Protection Features:

- Replaceable and stylish lenses with proprietary anti-fog coating
- Soft brow guard absorbs and diffuses impact energy
- Soft, flexible "fingers" on the nosepiece minimize slippage and offer a comfortable fit
- Lightweight at only 52 grams
- Comes with both Clear and Grey lens tints to meet a variety of work environments and applications
- Protection against high speed particles, low energy impact (F)
- All Honeywell lenses offer 99.9% ultra-violet protection.
- Meets EN 166:2001

Audio Features:

- Stereo Bluetooth Eyewear with dual microphones for ambient noise reduction
- Bluetooth safety eyewear connects to Bluetooth enabled devices.
- Knowles balanced armature drivers provide superior stereo music delivery throught comfortable ear tips
- Battery provides between 4 to 8 hours of continuous use (depending on condition and usage) and up to 7 days on standby.
- Noise cancellation technology built into dual microphones allows clear voice communication even in high noise environments.
- Lithium ion polymer rechargeable battery lasts for a minimum of 12 months on average and includes a 1 year warranty
- Honeywell ICOM™ FCC and Bluetooth SIG certified

Honeywell icom kit includes

- Honeywell ICOM with Internal Rechargeable Lithium ion polymer battery
- USB micro charging cable (100-240V)
- Comes standard with clear lens and grey replacement lens
- Hard cover carry case
- Additional pair of ear tips (additional eartips can be ordered separately)
- User guide

Ordering information

ITEM	DESCRIPTION	Frame Marking	Packaging
1031030	Honeywell ICOM	B-D-166 F CE	Individual box
1031535	Replaceable ear tips	-	10 pairs in a bag

⚠ *Listening to music, or any other sound, at a high volume over time can cause permanent damage to your hearing.*

Noise induced hearing loss can occur even when we are enjoying music on a personal listening device. Exposures to high volume over time can cause permanent damage. Users should enjoy their favorite music safely and avoid the potential for hearing loss. When it comes to safe use of personal listening devices, we recommend that you listen responsibly at 80% of a device's maximum volume safely for a maximum of 90 minutes per day. If you listen at a lower volume, you can listen for longer –but for higher volumes, less time.

Noise-induced hearing loss is 100% permanent, but 100% preventable.

HONEYWELL SAFETY PRODUCTS

Sperian Protection
ZI Paris Nord 2 - Immeuble Edison
33 rue des Vanesses
BP 55288 Villepinte
95958 Roissy CDG Cedex - France
Tél : +33 (0)1 49 90 79 79
Fax : +33 (0)1 49 90 71 04
info-export@sperian.com

www.honeywellsafety.com

DOC2738
January 2012
© 2012 Honeywell International Inc.

Honeywell

Executive Summary, September 2014

SECOND GENERATION IE TO BE USED IN ALL OUTDOORS/RECREATIONAL/ENTERTAINMENT VENUES – MARKETS:

Google/Luxottica	Microsoft/Osterhout (purchased by Microsoft for $150M)
Samsung (current 3D product, expected to be expanded to wider IE markets)	Sony (current 3D product, expected to be expanded to wider IE markets)